Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Specialized Services, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Christopher B. Aldridge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher B. Aldridge

Christopher B. Aldridge
Chief Financial Officer
Dated: October 29, 2007

A signed original of this written statement required by Section 906 has been provided to Specialized Services, Inc. and will be retained by Specialized Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.